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NUMBER

R

SHARES

CLASS A
COMMON STOCK

INCORPORATED UNDER THE LAWS
OF THE STATE OF DELAWARE

THIS CERTIFICATE IS
TRANSFERABLE IN NEW YORK

# REVLON, Inc.

CLASS A
COMMON STOCK

SEE REVERSE FOR
CERTAIN DEFINITIONS

~~CUSIP 761525 50 0~~

CUSIP 761525 60 9

THIS CERTIFIES THAT NEW COMMON

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE CLASS A COMMON STOCK OF

*Revlon, Inc. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation and all amendments thereto, to all of which the holder by acceptance hereof assents.*

CERTIFICATE OF STOCK

*This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.*

*Witness the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers.*

*Dated*

Robert K. Kretzman
SECRETARY

REVLON, INC. CORPORATE SEAL 1992 DELAWARE

David L. Kennedy
PRESIDENT

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM —as tenants in common
TEN ENT —as tenants by the entireties
JT TEN —as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT—............Custodian............
(Cust) (Minor)
under Uniform Gifts to Minors
Act.................
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,_______hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

______________________________________________

______________________________________________

______________________________________________Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement or any change whatever. The signature of the person executing this power must be guaranteed by an Eligible Guarantor Institution such as a Commercial Bank, Trust Company, Securities Broker/Dealer, Credit Union, or a Savings Association participating in a Medallion program approved by the Securities Transfer Association, Inc.